UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 17, 2005

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

One Harrah’s Court
Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

On June 17, 2005, Harrah’s Entertainment, Inc. issued a press release announcing the merger consideration to be paid to stockholders of Caesars Entertainment, Inc. in the acquisition of Caesars by Harrah’s based upon the final election results for the form of merger consideration.  The merger was consummated on June 13, 2005.  A copy of the press release dated June 17, 2005 is included as Exhibit 99.1 to this Current Report.

Item 9.01.                  Financial Statements and Exhibits.

(c)        Exhibits

99.1                           Press Release dated June 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date:	June 17, 2005	By:	/s/ Stephen H. Brammell
Stephen H. Brammell
Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Document Description

99.1	Press Release dated June 17, 2005.